UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)

September 28, 2011

RAPTOR NETWORKS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

COLORADO	000-51443	84-1573852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1588 South Coast drive
Costa Mesa, CA92626
 (Address of Principal Executive Offices)

(657) 859 2888
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

Termination of Certifying Accountants

On September 28, we notified Mendoza Berger & Company. ("Mendoza"), the independent registered public accounting firm that was engaged as our principal accountant to audit our consolidated financial statements, that we intended to engage new certifying accountants and thereby were terminating our relationship with Mendoza.

Our decision to change accountants was approved by our audit committee and board of directors. The reason for the change was to facilitate a reverse merger transactioin which the Company is currently contemplating with a party that has agreed to pay related audit fees and prefers to use an audit firm closer located to the party.

The audit report dated March 15, 2011 of Mendoza on our consolidated financial statements and consolidated financial statement schedules as of and for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report contained a separate paragraph stating:

The accompanying consolidated financial statements are presented assuming the company will continue as a going concern. As more fully described in Note 1 to the consolidated financial statements, the Company has sustained accumulated losses from operations totaling approximately $84 million at December 31, 2010. This condition and the Company’s lack of significant sales of its products to date, raise substantial doubt about its ability to continue as a going concern. Management's plans to address these conditions are also set forth in Note 1 to the consolidated financial statements. The accompanying consolidated financial statements do not include any adjustments which might be necessary if the Company is unable to continue as a going concern.

During the years ended December 31, 2010 and 2009 and the subsequent interim period through September 28, 2011, there were no disagreements with Mendoza on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Mendoza’s satisfaction, would have caused Mendoza to make reference to the subject matter of the disagreement in connection with its report.

We provided Mendoza with a copy of the disclosures we are making in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Mendoza’s letter to the Securities and Exchange Commission, dated September 28, 2011, regarding these statements.

Engagement of New Certifying Accountants

On September 28, 2011, we engaged KBL, LLP. ("KBL") as our new independent auditors. We have not consulted with KBL during the two most recent fiscal years and through September 28, 2011 regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our consolidated financial statements or as to any disagreement or event as described in Item 304(a)(1)(iv) of Regulation S-B under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Number	Description
16.1	Letter dated September 28, 2011 from Mendoza Berger &Company LLP regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2011	RAPTOR NETWORKS TECHNOLOGY, INC.

	By:	/s/ Bob van Leyen
Bob van Leyen
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT

Number	Description
16.1	Letter dated September 28, 2011 from Mendoza Berger & Company LLP regarding change in certifying accountant